UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2006

SEMITOOL, INC.
(Exact name of registrant as specified in its charter)

Montana	0-25424	81-0384392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 West Reserve Drive Kalispell, Montana	59901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 752-2107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On August 15, 2006, Semitool, Inc. (the “Company”) executed a Guaranty and Suretyship (the “Guaranty”) guaranteeing the obligations of its wholly-owned subsidiary, Rhetech, Inc. (“Rhetech”), under a Loan and Security Agreement (the “Loan Agreement”) of even date among Lehigh County Industrial Development Authority, a body politic and a public instrumentality of the Commonwealth of Pennsylvania, Sovereign Bank (the “Bank”) and Rhetech. The Loan Agreement provides for the financing of Rhetech’s expansion of its manufacturing facility in an amount up to $1,851,000 and the Guaranty executed by the Company guarantees the full and prompt payment when due of Rhetech’s obligations under the Loan Agreement.

Item 9.01   Financial Statements and Exhibits.

      (d)  Exhibits:

            Exhibit No.    Description

            Exhibit 10.6   Guaranty and Suretyship agreement dated August 15, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2006	SEMITOOL, INC. (Registrant) By: /s/Larry A. Viano —————————————— Larry A. Viano Chief Financial Officer